UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2008

NPC International, Inc.

(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	333-138338 (Commission File Number)	48-0817298 (I.R.S. Employer Identification No.)

7300 West 129th Street

Overland Park, Kansas 66213

(Address of principal executive office)(Zip Code)

(913) 327-5555

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (“Amendment No. 1”) amends NPC International, Inc.’s (the “Company” or “NPC”) Current Report on Form 8-K filed on December 9, 2008 (the “Initial Filing”), in which NPC reported the completion of acquisition and disposition transactions with Pizza Hut, Inc. and Pizza Hut of America, Inc. (collectively “PHI”) on December 8, 2008. As reported in the Initial Filing, NPC completed the acquisition from PHI of 191 Pizza Hut units located in Tampa, Florida; Cedar Rapids, Iowa; Kansas City, Missouri; Kansas City, Kansas; and North Atlanta, Georgia, collectively referred to as the “Acquisition Units” or “Pizza Hut Restaurants”, and NPC completed the disposition to PHI of 70 Pizza Hut units located in Jacksonville, Florida; Jackson, Mississippi; Spokane, Washington and Savannah, Georgia, collectively referred to as the “Disposition Units”.

This Amendment No. 1 is being filed to include the financial statements and pro forma financial information required under Item 9.01 of Form 8-K. Except for the filing of such financial statements and pro forma financial information, this Amendment No. 1 does not amend the Initial Filing. The information previously reported in the Current Report on Form 8-K filed on December 9, 2008 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

Historically, the Acquisition Units were operated by PHI, a non-registrant wholly-owned subsidiary of YUM! Brands, Inc. and were not operated as a separately identifiable business segment. It is the Company’s understanding that the Acquisition Units were not managed by PHI as a stand-alone business, the Acquisition Units were not accounted for as separate stand-alone entities, separate financial statements were not historically prepared for the Acquisition Units and PHI did not allocate corporate expenses to the Acquisition Units. Consequently, the Company believes the full financial statements and other financial information required by Rule 3-05 of Regulation S-X with regard to the Acquisition Units cannot be provided without unreasonable effort and expense; further, the Company believes that the omission of the full financial statements and other financial information required by Rule 3-05 of Regulation S-X with regard to the Acquisition Units would not have a material impact on a reader’s understanding of the Company’s financial results and condition and related trends. By letter dated November 3, 2008 (the “November 3, 2008 letter”), the staff of the Securities and Exchange Commission (“SEC”) informed the Company that the staff would not object to the Company filing Statements of Revenues and Direct Operating Expenses and Statements of Assets Acquired and Liabilities Assumed for the Pizza Hut Restaurants for all periods called for by Rule 3-05 of Regulation S-X.

Included herein as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference are the Statements of Assets Acquired and Liabilities Assumed of the Pizza Hut Restaurants as of September 29, 2008 and December 24, 2007 and the related Statements of Revenues and Direct Operating Expenses for the 40 weeks ended September 29, 2008 and 52 weeks ended December 24, 2007 and December 25, 2006, and the notes related thereto, together with the Independent Registered Public Accountants’ report thereon.

(b)	Pro forma financial information

Included herein as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference are the Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 23, 2008 and the related Unaudited Pro Forma Condensed Consolidated Statements of Income for the 39 weeks ended September 23, 2008, 52 weeks ended December 25, 2007, 34 weeks ended December 26, 2006, 18 weeks ended May 2, 2006 (predecessor period, previous to the acquisition of NPC by NPC Acquisition Holdings, LLC, a company controlled by Merrill Lynch Global Private Equity and certain of its affiliates), and 52 weeks ended December 27, 2005 (predecessor period), and the notes related thereto (collectively, the “Unaudited Pro Forma Condensed Consolidated Financial Statements”).

Pro forma financial information giving effect to the acquisition of the Acquisition Units is included in the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 23, 2008 and the related Unaudited Pro Forma Condensed Consolidated Statements of Income for the 39 weeks ended September 23, 2008 and 52 weeks ended December 25, 2007, and the notes related thereto.

Pro forma financial information giving effect to the disposition of the Disposition Units is included in the Unaudited Pro Forma Condensed Consolidated Financial Statements. The SEC staff advised the Company in the November 3, 2008 letter that the staff would not object to the Company filing the required pro forma financial information giving effect to the disposition of the Disposition Units at the time of the filing of pro forma financial information giving effect to the acquisition of the Acquisition Units.

The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with NPC’s historical financial statements and management’s discussion and analysis of financial condition and results of operations in its periodic reports filed with the SEC. The information contained in Exhibit 99.2 does not modify or update any disclosures for the periods presented. The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for illustrative purposes only and are not intended to be indicative of the results of operations or financial position that would have been achieved had the acquisition or disposition been consummated as of the dates indicated in Exhibit 99.2, nor do the Unaudited Pro Forma Condensed Consolidated Financial Statements purport to indicate results which may be attained in the future.

(d)	Exhibits
The following additional exhibits are filed:
Number	Description
99.1

Statements of Assets Acquired and Liabilities Assumed of the Pizza Hut Restaurants as of September 29, 2008 and December 24, 2007 and the related Statements of Revenues and Direct Operating Expenses for the 40 weeks ended September 29, 2008 and 52 weeks ended December 24, 2007 and December 25,

2006 and the notes related thereto, together with the Independent Registered Public Accountants’ report thereon.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of NPC International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NPC INTERNATIONAL, INC.

By:	/s/ Troy D. Cook
Troy D. Cook
Executive Vice President Finance and
Chief Financial Officer

Date: February 20, 2009

INDEX TO EXHIBITS

Exhibit	Description
99.1

Statements of Assets Acquired and Liabilities Assumed of the Pizza Hut Restaurants as of September 29, 2008 and December 24, 2007 and the related Statements of Revenues and Direct Operating Expenses for the 40 weeks ended September 29, 2008 and 52 weeks ended December 24, 2007 and December 25, 2006 and the notes related thereto, together with the Independent Registered Public Accountants’ report thereon.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of NPC International, Inc.